UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2025
NEUROCRINE BIOSCIENCES, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-22705	33-0525145
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6027 Edgewood Bend Court
San Diego,	California	92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 617-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As previously disclosed, Sanjay Keswani, M.D. will succeed Eiry W. Roberts, M.D. as the Chief Medical Officer of the Company, effective June 2, 2025. Dr. Roberts has served as our Chief Medical Officer for the past seven years and has agreed to remain with the Company in a strategic advisory role following her succession by Dr. Keswani. In connection with this transition, we entered into an Amended and Restated Employment Agreement with Dr. Roberts (the “Amended Employment Agreement”) on May 30, 2025, to be effective upon the later of: (i) June 2, 2025, and (ii) the date on which the Company’s new Chief Medical Officer commences employment (the “Transition Date”). The Amended Employment Agreement will amend and restate the employment agreement that we previously entered into with Dr. Roberts on February 7, 2025.
Pursuant to the Amended Employment Agreement, Dr. Roberts will serve as Strategic Advisor to the CEO effective as of the Transition Date through December 31, 2025. Dr. Roberts will continue to receive an annual base salary of $731,400 and will be eligible to receive an annual cash incentive bonus with a target bonus amount equal to 60% of her base pay earned for calendar year 2025. The Amended Employment Agreement also provides for substantially the same severance benefits for which Dr. Roberts was previously eligible under the Company’s Executive Severance Plan adopted on February 7, 2025. Dr. Roberts’ outstanding equity awards will remain outstanding during the term of her employment and shall continue to vest in accordance with their terms.
The foregoing is only a brief description of certain terms of the Amended Employment Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated May 30, 2025 between the Company and Eiry W. Roberts, M.D.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROCRINE BIOSCIENCES, INC.

Dated: May 30, 2025	/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer